Annual Report

December 31, 2000

T. Rowe Price
New America Growth Portfolio

Dear Investor

What a difference a year makes. After inflating to epic proportions in 1999, the technology bubble burst in 2000. The Nasdaq Composite Index had its worst year since its creation in 1971, plunging more than 39% and nearly wiping out the greater than 85% gain of the previous year. The Standard & Poor's 500 Stock Index fell 9.11% after rising more than 20% annually for the previous five years. Internet stocks lost nearly three-quarters of their value after rising more than sevenfold in 1998-99, according to one well-known dot-com index.

  Performance Comparison

  ------------------------------------------------------------------------------

  Periods Ended 12/31/00                           6 Months            12 Months
  ------------------------------------------------------------------------------

  New America

  Growth Portfolio                                   -9.13%              -10.62%

  S&P 500 Stock Index                                -8.72                -9.11

  Lipper Variable Annuity
  Underlying Growth

  Funds Average                                     -11.88                -9.22

  Your fund's performance was mixed versus its benchmarks during the 6- and 12-month periods ended December 31, as shown in the table. The 10.62% loss for the full year was somewhat greater than that of the blue chip S&P 500 and the average competing fund as measured by the Lipper Variable Annuity Underlying Growth Funds Average. Six-month performance was better in a relative sense as losses were more limited than the average competing fund and just slightly behind the S&P 500. As we indicated in our last report, for the first four months of this year the New America Growth Portfolio was a services sector fund, as it had been since inception in 1994. Shareholders approved a new investment objective effective May 1, but our services focus restrained results in the first half of the year (primarily in the first quarter) as many technology and telecom stocks held onto some of their early-year gains. Many stocks outside these momentum-driven sectors fared quite poorly in the first quarter.

  The second half of 2000 marked the first full period in which the New America Growth Portfolio operated with a focus on companies operating in what we believe will be the fastest-growing sectors of the economy. Since the change in objective we have added several new sectors to the fund, including technology (both software and hardware), pharmaceuticals, and biotechnology. We are encouraged by the fund's improved relative results.

MARKET ENVIRONMENT

  Investors got a dose of reality in 2000, and the medicine got more bitter as the year wore on. While many factors came together to form a "perfect storm" in the financial markets, the preceding years of excessive speculation and gross overvaluation, focused in a few narrow sectors, caused the hangover to be more harsh and unforgiving than many investors had ever experienced. Fortunately, the bear market was also largely confined to those sectors. Investors in diversified portfolios experienced only a garden-variety correction.

  Growth vs. Value

                                                     Second                First
  2000 Performance                                     Half                 Half

  Russell 1000 Growth Index                         -25.57%                4.23%

  Russell 1000 Value Index                            11.74                -4.23

  Growth stocks outperformed value stocks early in the year, but the tables turned in the second half. The Russell 1000 Growth Index (a measure of large-cap growth stocks) was up just over 4% in the first half while the Russell 1000 Value Index fell more than 4%. In the second half, the growth index plummeted 25% as its value counterpart gained nearly 12%. Despite the overall market downdraft, mid-cap stocks actually posted solid gains for the year, led again by value stocks. While this market hasn't been much fun for growth investors, the broadening trend and the wringing out of the excesses in technology and telecom is healthy for the markets, as we have frequently said.

  Factors that helped sour the euphoria of the late 1990s included central bank rate hikes around the world, dramatically higher energy prices, and a rapid slowdown in economic growth. GDP fell from 6% in the second quarter to 2% in the third quarter of last year. Fourth-quarter data are expected to show even more weakness, and GDP could begin to contract in the first half of 2001. Earnings expectations for the S&P 500 have slowed even more precipitously. Estimates for fourth-quarter profit growth were as high as 15% as recently as August, but profit growth is now expected to be zero. Consensus expectations for 2001 have also been slashed, and some anticipate that corporate profits could shrink this year after two consecutive years of strong double-digit growth.

  As the deteriorating outlook for the economy and profits began to ring alarm bells, the last thing Wall Street needed was protracted uncertainty over the outcome of the U.S. presidential election. But that is exactly what investors in the world's most stable democracy got.

PORTFOLIO REVIEW

  Though we were able to take advantage of declining prices to gradually add to our technology holdings beginning in midyear, the sharpest declines came in the fourth quarter, unfortunately. As promised, however, we did not stray from our historical discipline despite the change in objective. The fund still has significant weighting in service companies and has focused on profitable, market-leading growth companies. But it was a difficult year in which to run a "new America" growth fund. Few of the fastest-growing sectors of the economy delivered good stock market performance in 2000. Fortunately, the fund's technology weighting at year-end remained light compared with most growth indexes. We recognized that valuations were extreme for much of the year and attempted to be opportunistic in our technology purchases. We are optimistic that these will benefit shareholders in the long term. Not only is the fund invested in a greater variety of sectors and industries, the growth characteristics of the fund have also been increased. The median expected long-term earnings growth rate of our holdings was about 22% at year-end, up from about 19% a year ago.

  The market's broadening in 2000 lifted sectors that had lagged in prior years. Financial services and business services were the fund's best-contributing sectors for both the second half and full year. Health care and consumer services were also strong. The fund's top-performing stocks were generally ones we have held for a long time but that had been out of favor for years.

  In financial services, Freddie Mac and Waddell & Reed Financial were two of the top contributors. Freddie Mac, a government-sponsored entity charged with making mortgages more widely available, suffered early in the year because of concern that Congress would impose restrictions on the company following its huge success in recent years. Freddie Mac surged 70% in the second half as those political concerns abated and the Federal Reserve stopped raising interest rates. We have held the stock for more than five years. Waddell & Reed is an asset-management company that markets primarily to middle-income Americans through an exclusive sales force of more than 2,500 financial advisers. The stock, which we have held for more than two years, more than doubled last year.

  In business services, Affiliated Computer Services and Concord EFS were top performers for both periods. Affiliated Computer Services is an outsourcing company that expanded its offerings to business process outsourcing, which entails taking over entire operations, such as claims processing, from client corporations. The company has posted consistent earnings growth of at least 20% annually since going public in 1994, and we have owned it for more than three years. Concord EFS, which we have owned for 18 months, is a credit and debit card processor that focuses on the supermarket, gas station, and convenience store markets. Earnings have grown at a more than 30% annual rate for several consecutive quarters. These companies are great examples of what the New America Growth Portfolio is trying to accomplish. Although sectors and companies will go in and out of favor, our goal is to find companies with strong growth prospects that we can hold for long periods.

  Other longtime fund holdings were also top performers. Apollo Group, which we've owned for more than two years, is a leading private education company that focuses on working adults. In addition to its traditional bricks-and-mortar business, Apollo Group is one of the largest companies offering "distance education" services over the Internet. Omnicare, held by the fund for more than 18 months, was our best-performing health care stock in both periods. Omnicare is the largest company in the institutional pharmacy industry and serves more than 600,000 residents in more than 8,000 long-term care facilities nationwide.

  The technology sector proved very difficult, especially in the second half, even as we moved into the group gradually and added to our positions on weakness. Blue chip technology companies with strong earnings were not spared in the meltdown. Microsoft, Dell Computer, and Cisco Systems were among our worst contributors in the second half. A slowdown in technology spending and fears of a recession led to a revaluation of the entire sector. Technology spending is cyclical, and we are in a temporary down-cycle. However, we believe such spending will be higher in five years. Our goal is to find the leaders of the next up-cycle.

  Exodus Communications, the world's largest Web hosting company, was also a poor performer. Web hosting is a nascent industry that is expected to be among the economy's fastest growing over the next five years. Exodus is often thought of as an Internet company since dot-coms have historically been an important contributor to revenues; as a result the Internet blowup rattled the shares. However, we think the company is misunderstood by many investors, as growth is being fueled more by traditional enterprises like Microsoft and Merrill Lynch than by dot-coms that now generate less than half of the company's revenue. Meanwhile, Exodus is funded through 2001 to meet its growth objectives while many of its would-be competitors will likely be unable to raise the capital they need. As the company's profitability continues to improve with each successive quarter, investors are likely to return to Exodus. The stock was also your fund's largest new purchase for the year, and although Exodus is emblematic of our new investment objective, its business model is very familiar to us. The New America Growth Portfolio has been investing in service companies with recurring revenues since its inception, and Exodus fits this model beautifully as its customers rent space and pay for services on a monthly basis.

  Sector Diversification

                                          12/31/99        6/30/00       12/31/00
  ------------------------------------------------------------------------------

Technology                                    3.5%          20.9%          22.6%

Business Services                            25.1           22.2           20.5

Media Services                               26.2           20.7           15.3

Consumer Services                            23.8           14.2           14.5

Financial                                    10.0            8.4           12.3

Health Care                                   1.9            6.9            9.0

Reserves                                      9.5            6.7            5.8
                                             ----           ----           ----

Total                                         100%           100%           100%

  Changes in sector weightings in the last six months primarily reflect sector performance rather than the impact of fund buying and selling. Financial services grew primarily due to appreciation. On the other hand, despite the fact that we added to the technology sector in the second half, falling prices caused our weighting to stay relatively flat. The decline in media services resulted from a combination of weak sector performance and fund sales of key stocks. We trimmed VoiceStream Wireless substantially due to concern about the completion of its takeover by Deutsche Telekom. Infinity Broadcasting, about to be acquired by Viacom, was also trimmed in an attempt to lower exposure to the advertising cycle. However, we remain bullish on the long-term prospects of the combined Viacom/Infinity.

  In addition to Exodus,  other top purchases for the fund included  Flextronics
  International, Jabil Circuit, and Solectron, each in the electronics manufacturing services industry. These companies allow original equipment manufacturers to outsource production, which helps them cut costs and focus on their core competencies. The fund has participated successfully in the
  outsourcing  trend  for  years,  as  witnessed  by  long-term   holdings  like
  Affiliated  Computer  Services,  discussed  above,  and SunGard Data  Systems.
  SunGard allows clients, often financial services firms, to outsource data recovery and backup.

  Not all the stocks added to the portfolio are blessed with recurring revenues. Some of the best growth companies rely on selling more products to new and existing customers each quarter. The semiconductor industry is an example, and it certainly embodies the "new America." Semiconductors are required in a growing number of electronic gadgets, as well as in an increasing number of products that once contained no electronics, such as the automobile. It is a cyclical industry, however, and is currently in a slowdown. Your fund had been dramatically underweighted in semiconductors because of their premium valuations early in the year. However, at recent prices, we have begun to buy companies we believe will perform well in the next up-cycle. One example is Altera, which designs and manufactures a broad range of high-performance programmable logic devices. Altera's chips serve a wide range of markets, including voice and data communications, data processing, and industrial applications. Applied Materials, the world's largest maker of semiconductor capital equipment, is another example. Obviously, when the chip industry is in a downtrend, semiconductor manufacturers buy fewer new chip-making machines and services. However, we were able to purchase Applied Materials as much as 60% off its high. The long-term prospects of the chip industry are quite solid, and Applied Materials should benefit during the next leg up.

OUTLOOK

The bursting of the tech and telecom bubble is a long-term positive for the market.

  Most economic data and many companies have indicated a marked slowdown in economic activity. The slowdown is not confined to any one sector, as we've seen earnings disappointments in the technology, media, retail, financial, and business services industries. Earnings estimate revisions in the fourth quarter were about as negative as any quarter in recent memory. We will likely see continued softness into the first half of 2001. Fortunately, the Fed has begun to take action to avert a recession. In early January, the Fed executed a rare inter-meeting cut in the federal funds rate, and also moved in a convincing half-point increment. More cuts seem likely in the near term. Though we are clearly in a new information age and believe that intermediate- and long-term capital spending trends are strong, we have taken heed of this slowdown and, as a result, have maintained a diversified mix of stocks in a variety of industries.

  The bursting of the tech and telecom bubble is a long-term positive for the market. Perhaps now companies will be rewarded more for consistency in earnings growth and strong cash flow rather than for revenue growth alone. The New America Growth Portfolio is well positioned for such an environment. We have a strong stable of Old Economy stocks that should continue to do well and a substantial position in New Economy stocks that we think are poised to grow significantly over the next several years. It will likely take a major change in sentiment to get these stocks moving again, but many stocks are down more than 50% from recent highs, to levels we consider attractive. We will continue to be opportunistic buyers of leading "new America" companies, and expect these investments to prove rewarding in the future.

  Respectfully submitted,

  Marc L. Baylin

  Chairman of the fund's Investment Advisory Committee
  January 12, 2001

  The  committee  chairman  has  day-to-day   responsibility  for  managing  the
  portfolio and works with committee members in developing and executing the fund's investment program.


Portfolio Highlights

Twenty-Five Largest Holdings

                                                     Percent of
                                                     Net Assets

                                                      12/31/00

---------------------------------------------------------------

Freddie Mac                                               3.7%

Waddell & Reed Financial                                   3.4

Affiliated Computer Services                               3.4

First Data                                                 2.4

Family Dollar Stores                                       2.4

Clear Channel Communications                               2.4

Concord EFS                                                2.3

Morgan Stanley Dean Witter                                 2.2

Western Wireless                                           2.2

AT&T Liberty Media                                         2.0

Pfizer                                                     1.9

Apollo Group                                               1.9

Macromedia                                                 1.8

Infinity Broadcasting                                      1.8

Home Depot                                                 1.7

Pharmacia                                                  1.6

Comcast                                                    1.6

Schlumberger                                               1.6

TMP Worldwide                                              1.5

SunGard Data Systems                                       1.5

Catalina Marketing                                         1.5

Analog Devices                                             1.4

Cisco Systems                                              1.4

Costco Wholesale                                           1.4

Exodus Communications                                      1.4

Total                                                    50.4%
--------------------------------------------------------------------------------

Note: Table excludes reserves.

Portfolio Highlights

Contributions to the Change in Net Asset Value per Share

6 Months Ended 12/31/00


TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Affiliated Computer Services                                36(cents)

Freddie Mac                                                 34

Concord EFS                                                 27

Omnicare                                                    24

Apollo Group                                                20

Avis Group Holdings                                         18

Waddell & Reed Financial                                    17

SunGard Data Systems                                        17

  TJX                                                       10

Safeway                                                      9

Total                                                      212(cents)
--------------------------------------------------------------------------------

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

Clear Channel Communications *                            - 34(cents)

AT&T Liberty Media                                          34

WorldCom                                                    31

Exodus Communications *                                     26

Circuit City Stores                                         25

Nextel Communications                                       24

Dell Computer                                               20

Microsoft                                                   19

Cisco Systems                                               16

Western Wireless                                            15

Total                                                    - 244(cents)
--------------------------------------------------------------------------------

12 Months Ended 12/31/00

TEN BEST CONTRIBUTORS
--------------------------------------------------------------------------------

Waddell & Reed Financial                                    46(cents)

Concord EFS                                                 37

Apollo Group                                                34

Freddie Mac                                                 27

SunGard Data Systems                                        27

U.S. Foodservice **                                         26

Affiliated Computer Services                                20

Paychex                                                     20

Safeway                                                     19

Omnicare                                                    15

Total                                                      271(cents)
--------------------------------------------------------------------------------

*   Position added

** Acquired by another company

TEN WORST CONTRIBUTORS
--------------------------------------------------------------------------------

AT&T Liberty Media                                        - 48(cents)

WorldCom                                                    39

Clear Channel Communications *                              34

Circuit City Stores                                         32

Microsoft                                                   28

Exodus Communications *                                     25

Western Wireless                                            24

Home Depot                                                  24

Nextel Communications *                                     23

Dell Computer                                               19

Total                                                    - 296(cents)
--------------------------------------------------------------------------------

Performance Comparison

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


New America Growth Portfolio


                 S&P 500      Lipper Variable Annuity            New America
             Stock index            Underlying Growth        Growth Portflio
                                        Funds Average

3/31/94           10,000                       10,000                 10,000
12/31/94          10,532                       10,219                 10,100
12/31/95          14,489                       13,588                 15,260
12/31/96          17,816                       16,416                 18,325
12/31/97          23,760                       20,871                 22,195
12/31/98          30,547                       26,379                 26,303
12/31/99          36,978                       34,232                 29,657
12/31/00          33,610                       30,545                 26,506

Average Annual Compound Total Return

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


New America Growth Portfolio
Periods Ended 12/31/00

                                                   Since              Inception
1 Year      3 Years           5 Years           Inception                  Date
-------------------------------------------------------------------------------

-10.62%       6.09%            11.68%              15.53%               3/31/94

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

Total returns do not include charges imposed by your insurance company's separate account. If these were included, performance would have been lower.

Financial Highlights

T. Rowe Price New America Growth Portfolio


                             For a share outstanding throughout each period
                          ---------------------------------------------------

                                         Year
                                        Ended
                                     12/31/00        12/31/99        12/31/98       12/31/97       12/31/96

NET ASSET VALUE
Beginning of period                   $ 26.18         $ 24.74         $ 21.35        $ 17.67        $ 15.23

Investment activities
  Net investment income

  (loss)                               (0.04)          (0.07)          (0.08)              -           0.04
  Net realized and
  unrealized gain (loss)               (2.64)            3.10            3.97           3.73           2.94

Total from investment

activities                             (2.68)            3.03            3.89           3.73           2.98

Distributions

  Net investment income                     -               -               -              -         (0.04)
  Net realized gain                    (2.59)          (1.59)          (0.50)         (0.05)         (0.50)

  Total distributions                  (2.59)          (1.59)          (0.50)         (0.05)         (0.54)

NET ASSET VALUE
End of period                         $ 20.91         $ 26.18         $ 24.74        $ 21.35        $ 17.67
                          ---------------------------------------------------------------------------------

Ratios/Supplemental Data

Total return(diamond)                (10.62)%          12.75%          18.51%         21.12%         20.09%

Ratio of total expenses to
average net assets                      0.85%           0.85%           0.85%          0.85%          0.85%

Ratio of net investment
income (loss) to average
net assets                            (0.18)%         (0.30)%         (0.34)%          0.02%          0.18%

Portfolio turnover rate                 89.2%           42.1%           46.0%          37.3%          27.2%

Net assets, end of period
(in thousands)                      $ 108,835       $ 125,974       $ 118,989       $ 96,991       $ 60,241


(diamond)  Total return  reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.


Statement of Net Assets
T. Rowe Price New America Growth Portfolio

December 31, 2000
                                                        Shares            Value
---------=----------------------------------------------------------------------
                                                               In thousands

COMMON STOCKS 94.2%
CONSUMER SERVICES 14.5%
Retailing/General Merchandisers 6.3%
Costco Wholesale *                                       37,000         1,479

Family Dollar Stores                                    122,000         2,615

Safeway *                                                21,500         1,344

Target                                                   43,000         1,387

                                                                        6,825

Retailing/Specialty Merchandisers 4.1%
Circuit City Stores                                      41,000           472

CVS                                                      12,250           734

Home Depot                                               41,000         1,873

TJX                                                      50,500         1,401

                                                                        4,480

Personal Services 2.9%
Apollo Group (Class A) *                                 42,000         2,066

Avis Group Holdings *                                    35,000         1,139

                                                                        3,205

Restaurants 1.2%
Outback Steakhouse *                                     50,000         1,294

                                                                        1,294

Total Consumer Services                                                15,804

BUSINESS SERVICES 20.2%
Computer Services 12.6%
Affiliated Computer Services
  (Class A) *                                            61,000         3,702

Ceridian *                                               41,000           817

Concord EFS *                                            57,000         2,505

First Data                                               50,000         2,634

Galileo International                                    39,000           780

NOVA *                                                   38,500           768

Paychex                                                  17,500           852

SunGard Data Systems *                                   35,000         1,649

                                                                       13,707

Energy Services 3.5%
Diamond Offshore Drilling                                10,000           400

Schlumberger                                             21,500         1,719

Smith International *                                    14,000         1,044

Tidewater                                                14,000           621

                                                                        3,784

Other Business Services 2.6%
Republic Services (Class A) *                            14,000       $   240

TMP Worldwide *                                          30,000         1,652

Viad                                                     42,000           966

                                                                        2,858

Marketing Services 1.5%
Catalina Marketing *                                     42,000         1,635

                                                                        1,635

Total Business Services                                                21,984

FINANCIAL 12.3%
Investment Services 6.9%
Citigroup                                                11,100           567

Goldman Sachs Group                                       7,200           770

Morgan Stanley Dean Witter                               30,500         2,417

Waddell & Reed Financial

  (Class B)                                             100,000         3,750

                                                                        7,504

Other Financial 5.4%
Fannie Mae                                                7,000           607

Freddie Mac                                              59,000         4,063

GE                                                       10,800           518

Providian Financial                                      12,000           690

                                                                        5,878

Total Financial                                                        13,382

TECHNOLOGY 22.6%
E-Commerce 3.6%
America Online *                                         32,000         1,113

Ariba *                                                  15,000           805

Exodus Communications *                                  74,000         1,478

VeriSign *                                                7,500           556

                                                                        3,952

Software & Services 6.3%
Electronic Arts *                                        16,000           683

Intuit *                                                  9,500           374

Liberate Technologies *                                  17,000           231

Macromedia *                                             32,000         1,943

Microsoft *                                              28,000         1,216

Oracle *                                                 21,000           610

Peregrine Systems *                                      44,000           868

VERITAS Software *                                       10,000           875

                                                                        6,800

Communications Equipment 4.9%
Cisco Systems *                                          39,700       $ 1,519

Corning                                                   7,100           375

JDS Uniphase *                                            8,000           333

Juniper Networks *                                        3,500           441

Nokia ADR                                                20,500           892

Nortel Networks                                          21,000           673

SDL *                                                     7,250         1,075

                                                                        5,308

Semiconductors 4.4%
Altera *                                                 34,000           896

Analog Devices *                                         29,800         1,525

Applied Materials *                                      36,000         1,375

Maxim Integrated Products *                               6,000           287

PMC-Sierra *                                              2,000           157

Texas Instruments                                        12,500           592

                                                                        4,832

Computers & Hardware 3.4%
Dell Computer *                                          32,000           559

EMC *                                                     8,000           532

Flextronics International *                              26,000           741

Jabil Circuit *                                          32,000           812

Solectron *                                              30,000         1,017

                                                                        3,661

Total Technology                                                       24,553

MEDIA SERVICES 15.3%
Broadcasting 5.7%
Clear Channel Communications *                           53,000         2,567

Comcast (Class A Special) *                              42,000         1,752

Infinity Broadcasting (Class A) *                        69,000         1,928

                                                                        6,247

Other Media Services 3.4%
American Tower (Class A) *                               12,200           462

AT&T Liberty Media (Class A) *                          163,000         2,211

Crown Castle International *                             35,500           962

                                                                        3,635

Telecom Services 6.2%
Allegiance Telecom *                                     48,000       $  1,071

Nextel Communications *                                  39,500            976

Vodafone Group ADR                                       40,000          1,433

VoiceStream Wireless *                                    3,250            327

Western Wireless *                                       61,000          2,392

WorldCom *                                               42,000            591

                                                                         6,790

Total Media Services                                                    16,672

HEALTH CARE 8.6%
Health Care Services 1.5%
Laboratory Corporation of America *                       2,750            484

Omnicare                                                 55,700          1,205

                                                                         1,689

Pharmaceuticals 6.6%
Abgenix *                                                15,500            916

Genentech *                                              15,200          1,239

Immunex *                                                12,000            488

MedImmune *                                              14,500            692

Pfizer                                                   45,250          2,081

Pharmacia                                                29,000          1,769

                                                                         7,185

Health Care Products/Devices 0.5%
Waters *                                                  6,000            501

                                                                           501

Total Health Care                                                        9,375

Total Miscellaneous

Common Stocks 0.7%                                                         728

Total Common Stocks (Cost $84,035)                                     102,498

SHORT-TERM INVESTMENTS 7.1%
Money Market Fund 7.1%
Reserve Investment Fund
  6.69% #                                             7,801,820          7,802

Total Short-Term Investments

(Cost $7,802)                                                            7,802


T. Rowe Price New America Growth Portfolio
December 31, 2000

                                                                     Value
------------------------------------------------------------------------------
                                                              In thousands

Total Investments in Securities

101.3% of Net Assets (Cost $91,837)                              $ 110,300
Other Assets Less Liabilities                                      (1,465)

NET ASSETS                                                       $ 108,835
                                                                 ---------
Net Assets Consist of:
Accumulated net realized gain/loss -
net of distributions                                               $ 1,415

Net unrealized gain (loss)                                          18,463

Paid-in-capital applicable to
5,204,143 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                              88,957

NET ASSETS                                                       $ 108,835
                                                                 ---------

NET ASSET VALUE PER SHARE                                          $ 20.91
                                                                 ---------

#   Seven-day yield

*   Non-income producing

ADR American Depository Receipt

The accompanying notes are an integral part of these fal statements.

Statement of Operations
T. Rowe Price New America Growth Portfolio
In thousands

                                                                      Year
                                                                     Ended

                                                                  12/31/00

Investment Income (Loss)
Income
  Interest                                                           $ 475
  Dividend                                                             308

  Total income                                                         783

Expenses

  Investment management and administrative                             993

Net investment income (loss)                                         (210)

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
  Securities                                                         9,075
  Foreign currency transactions                                       (12)

  Net realized gain (loss)                                           9,063

Change in net unrealized gain or loss on securities               (21,949)

Net realized and unrealized gain (loss)                           (12,886)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                          $ (13,096)
                                                                ----------

The accompanying notes are an integral part of these fal statements.

Statement of Changes in Net Assets
T. Rowe Price New America Growth Portfolio
In thousands

                                                           Year
                                                          Ended
                                                       12/31/00        12/31/99
Increase (Decrease) in Net Assets
Operations

  Net investment income (loss)                          $ (210)         $ (350)
  Net realized gain (loss)                                9,063          10,435
  Change in net unrealized gain or loss                (21,949)           4,336

  Increase (decrease) in net assets
  from operations                                      (13,096)          14,421

Distributions to shareholders

  Net realized gain                                    (12,052)         (7,210)

Capital share transactions *
  Shares sold                                            23,400          22,622
  Distributions reinvested                               12,052           7,210
  Shares redeemed                                      (27,443)        (30,058)

  Increase (decrease) in net assets
  from capital share transactions                         8,009           (226)

Net Assets

Increase (decrease) during period                      (17,139)           6,985
Beginning of period                                     125,974         118,989

End of period                                         $ 108,835       $ 125,974
                                                      ---------       ---------

*Share information

  Shares sold                                               929             893
  Distributions reinvested                                  554             297
  Shares redeemed                                       (1,091)         (1,187)

  Increase (decrease) in

  shares outstanding                                        392               3

The accompanying notes are an integral part of these financial statements.


Notes to Financial Statements
T. Rowe Price New America Growth Portfolio

December 31, 2000

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

  T. Rowe Price Equity Series, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New America Growth Portfolio (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on March 31, 1994. The fund seeks to achieve long-term growth of capital by investing primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

  The shares of the fund are currently being offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies.

  The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

  Valuation - Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

  Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

  Currency Translation - Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

  Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS

  Purchases and sales of portfolio securities, other than short-term securities, aggregated $99,307,000 and $97,944,000, respectively, for the year ended December 31, 2000.

NOTE 3 - FEDERAL INCOME TAXES

  No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

  In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 2000. The reclassifications relate primarily to the current net operating loss. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

--------------------------------------------------------------------------------

Undistributed net investment income                         $ 210,000
Undistributed net realized gain   14,000
Paid-in-capital                                             (224,000)

  At December 31, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $91,837,000. Net unrealized gain aggregated $18,463,000 at period-end, of which $29,112,000 related to appreciated investments and $10,649,000 to depreciated investments.

T. Rowe Price New America Growth Portfolio

NOTE 4 - RELATED PARTY TRANSACTIONS

  The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group (Price Group). The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee, of which $129,000 was payable at December 31, 2000. The fee, computed daily and paid monthly, is equal to 0.85% of the fund's average daily net assets. Pursuant to the agreement, investment management, shareholder servicing, transfer agency, accounting, and custody services are provided to the fund, and interest, taxes, brokerage commissions, directors' fees and expenses, and extraordinary expenses are paid directly by the fund.

  The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Group, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 2000, totaled $475,000 and are reflected as interest income in the accompanying Statement of Operations.

Report of Independent Accountants

     To the Board of Directors of T. Rowe Price Equity Series, Inc. and Shareholders of New America Growth Portfolio

  In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New America Growth Portfolio (one of the portfolios comprising T. Rowe Price Equity Series, Inc., hereafter referred to as the "Fund") at December 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian, provide a reasonable basis for our opinion.

  PricewaterhouseCoopers LLP

  Baltimore, Maryland
  January 19, 2001

T. Rowe Price New America Growth Portfolio

Tax Information (Unaudited) for the Tax Year Ended 12/31/00

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $12,052,000 from long-term capital gains, subject to the 20% rate gains category.

     This report is authorized for distribution only to those who have received a copy of the portfolio's prospectus. T.Rowe Price, Invest With Confidence 100 East Pratt Street Baltimore, MD 21202 T. Rowe Price Investment Services, Inc.,

Distributor TRP652 (2/00) K15-055 12/31/00